Exhibit 99.1
Schedule of Cash Flow Statement Line Item Restatements
The following table sets forth the effects of the restatement on certain line items within the Company’s previously reported Statements of Cash Flows for its 2006 Reports:

	13 Weeks Ended April 29, 2006			13 Weeks Ended April 29, 2005
	As previously			As previously
	reported	Adjustments	As restated	reported	Adjustments	As restated
	(in thousands)			(in thousands)

Changes in accounts receivable	$(6,028)	$1,931	$(4,097)	$(16,500)	$12,930	$(3,570)
Changes in deferred construction allowances	3,817	(1,717)	2,100	3,392	(2,339)	1,053
Net cash (used in) provided by operating activities	(49,353)	214	(49,139)	(32,930)	10,591	(22,339)
Capital expenditures	(28,782)	1,697	(27,085)	(24,839)	(21,993)	(46,832)
Decrease (increase) in recoverable costs from developed properties	2,090	(2,090)	—	(5,839)	5,839	—
Proceeds from sale-leaseback transactions	4,103	179	4,282	5,034	5,563	10,597
Net cash used in investing activities	$(22,589)	$(214)	$(22,803)	$(25,644)	$(10,591)	$(36,235)

	26 Weeks Ended July 29, 2006			26 Weeks Ended July 30, 2005
	As previously			As previously
	reported	Adjustments	As restated	reported	Adjustments	As restated
	(in thousands)			(in thousands)

Changes in accounts receivable	$6,844	$(10,224)	$(3,380)	$(13,146)	$7,838	$(5,308)
Changes in deferred construction allowances	9,000	(4,033)	4,967	1,594	2,394	3,988
Net cash provided by operating activities	18,076	(14,257)	3,819	140	10,232	10,372
Capital expenditures	(73,370)	9,658	(63,712)	(69,521)	(22,134)	(91,655)
Increase in recoverable costs from developed properties	(3,917)	3,917	—	(2,007)	2,007	—
Proceeds from sale-leaseback transactions	7,901	682	8,583	12,262	9,895	22,157
Net cash used in investing activities	$(69,386)	$14,257	$(55,129)	$(57,344)	$(10,232)	$(67,576)

	39 Weeks Ended October 28, 2006			39 Weeks Ended October 29, 2005
	As previously			As previously
	reported	Adjustments	As restated	reported	Adjustments	As restated
	(in thousands)			(in thousands)

Changes in accounts receivable	$5,947	$(35,542)	$(29,595)	$(17,449)	$3,456	$(13,993)
Changes in deferred construction allowances	26,554	(14,860)	11,694	3,623	1,494	5,117
Net cash provided by (used in) operating activities	5,949	(50,402)	(44,453)	(72,384)	4,950	(67,434)
Capital expenditures	(136,175)	26,984	(109,191)	(93,716)	(31,727)	(125,443)
Increase in recoverable costs from developed properties	(14,892)	14,892	—	(662)	662	—
Proceeds from sale-leaseback transactions	14,075	8,526	22,601	18,070	26,115	44,185
Net cash used in investing activities	$(136,992)	$50,402	$(86,590)	$(74,386)	$(4,950)	$(79,336)

	Fiscal Year Ended 2006			Fiscal Year Ended 2005
	As previously			As previously
	reported	Adjustments	As restated	reported	Adjustments	As restated
	(in thousands)			(in thousands)

Changes in accounts receivable	$43,619	$(42,802)	$817	$16,002	$(9,725)	$6,277
Changes in deferred construction allowances	30,110	(10,846)	19,264	11,032	1,622	12,654
Net cash provided by operating activities	196,216	(53,648)	142,568	169,530	(8,103)	161,427
Capital expenditures	(190,288)	27,293	(162,995)	(112,002)	(37,657)	(149,659)
Increase in recoverable costs from developed properties	(3,712)	3,712	—	(2,475)	2,475	—
Proceeds from sale-leaseback transactions	24,809	22,643	47,452	18,837	43,285	62,122
Net cash used in investing activities	$(169,191)	$53,648	$(115,543)	$(93,718)	$8,103	$(85,615)

Non-GAAP Financial Measures
The Net Capital Expenditures figures provided below are considered non-GAAP and are not preferable to GAAP financial information; however, the Company believes this information provides an alternate representation of capital expenditures that reflects the Company’s investment in capital projects on a cash basis.
Reconciliation of Gross Capital Expenditures to Net Capital Expenditures
The following table represents a reconciliation of the Company’s gross capital expenditures to its capital expenditures, net of tenant allowances for fiscal 2006 and 2005, as amended.

	Fiscal Year Ended	Fiscal Year Ended
	2006	2005
	(in thousands)

Gross Capital Expenditures	$(162,995)	$(149,659)
Proceeds from sale-leaseback transactions	47,452	62,122
Changes in deferred construction allowances	19,264	12,654
Net Capital Expenditures	$(96,279)	$(74,883)